Exhibit 99.2

January 2010

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Ratios (percent)
Return on assets	(0.35)	(0.34)	3.05	0.17	(7.16)	(0.19)	(0.72)	1.03
Return on average common equity	(6.3)	(6.1)	41.2	(1.4)	(94.6)	(3.3)	(8.5)	12.3
Average equity as a percent of average assets	12.31	12.24	10.78	10.18	8.65	9.45	8.59	8.43
Net interest margin (a)	3.55	3.43	3.26	3.06	3.46	4.24	3.04	3.41
Efficiency (a)	63.1	50.8	29.9	65.1	131.3	54.2	58.6	42.3
Net losses charged off as a percent of average loans and leases	3.62	3.75	3.08	2.38	7.50	2.17	1.66	1.37
Allowance for loan and lease losses as a percent of loans and leases	4.88	4.69	4.28	3.72	3.31	2.41	1.85	1.49
Allowance for credit losses as a percent of loans and leases	5.27	5.06	4.57	4.00	3.54	2.56	1.98	1.62
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	4.22	4.09	3.48	3.19	2.38	2.86	2.26	1.81
Allowance for loan and lease losses as a percent of nonperforming assets (b)	108.08	104.90	109.17	100.63	112.44	83.98	81.49	81.96
Allowance for credit losses as a percent of nonperforming assets	116.56	112.99	116.67	108.20	120.30	89.35	87.41	88.96
Common Share Data
Earnings per share	$(0.20)	$(0.20)	$1.35	$(0.04)	$(3.78)	$(0.14)	$(0.37)	$0.54
Earnings per diluted share	$(0.20)	$(0.20)	1.15	(0.04)	(3.78)	(0.14)	(0.37)	0.54
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.15	0.15	0.44
Book value per share	12.44	12.69	12.71	13.61	13.57	16.65	16.75	17.56
Common shares outstanding, excluding treasury	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075
Market price per share:
High	$10.92	$11.20	$9.15	$8.65	$14.75	$21.00	$23.75	$28.58
Low	8.76	6.33	2.50	1.01	6.32	7.96	8.96	20.25
End of period	9.75	10.13	7.10	2.92	8.26	11.90	10.18	20.92
Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$8	$5	$6	$87	$87	$234
Full-time equivalent employees	20,998	20,559	20,702	20,618	21,476	21,522	21,617	21,726
Banking centers	1,309	1,306	1,306	1,311	1,307	1,298	1,308	1,232
ATMs	2,358	2,372	2,355	2,354	2,341	2,329	2,329	2,221

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Income Statement ($ in millions)
Interest income (FTE)	$1,147	$1,174	$1,184	$1,183	$1,411	$1,553	$1,213	$1,453
Interest expense	265	300	348	402	514	485	469	627

Net interest income (FTE)	882	874	836	781	897	1,068	744	826
Provision for loan and lease losses	776	952	1,041	773	2,356	941	719	544
Noninterest income:
Service charges on deposits	159	164	162	146	162	172	159	147
Investment advisory revenue	77	74	73	76	78	90	92	93
Corporate banking revenue	98	86	99	116	121	104	111	107
Mortgage banking net revenue	132	140	147	134	(29)	45	86	97
Card and processing revenue	76	74	243	223	230	235	235	213
Gain on sale of processing business	—	(6)	1,764	—	—	—	—	—
Other noninterest income	183	385	292	233	24	112	49	177
Securities gains (losses), net	2	8	5	(24)	(40)	(63)	(10)	27
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	41	16	96	22	—	3

Total noninterest income	651	851	2,583	697	642	717	722	864
Noninterest expense:
Salaries, wages and incentives	331	335	346	327	337	321	331	347
Employee benefits	69	83	75	83	61	72	60	85
Net occupancy expense	75	75	79	79	77	77	73	72
Technology and communications	47	43	45	45	48	47	49	47
Equipment expense	31	30	31	31	35	34	31	31
Card and processing expense	27	25	75	67	70	70	67	66
Other noninterest expense	414	310	445	397	1,394	346	247	67

Total noninterest expense	967	876	1,021	962	2,022	967	858	715

Income (loss) before income taxes (FTE)	(210)	(103)	1,357	(257)	(2,839)	(123)	(111)	431
Taxable equivalent adjustment	4	5	5	5	5	5	6	6
Income (loss) before income taxes	(214)	(108)	1,352	(262)	(2,844)	(128)	(117)	425
Applicable income taxes	(116)	(11)	470	(312)	(702)	(72)	85	139

Net income (loss)	$(98)	$(97)	$882	$50	$(2,142)	$(56)	$(202)	$286
Dividends on preferred stock	62	62	26	76	42	25	—	—

Net income (loss) available to common shareholders	$(160)	$(159)	$856	$(26)	$(2,184)	$(81)	$(202)	$286

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,428	$13,574	$13,742	$11,924	$11,924	$9,734	$9,829	$8,993
Tier II capital	4,207	4,352	4,330	4,578	4,722	4,239	4,202	4,211

Total risk-based capital	$17,635	$17,926	$18,072	$16,502	$16,646	$13,973	$14,031	$13,204

Risk-weighted assets	$100,862	$102,875	$106,538	$109,087	$112,622	$113,601	$115,481	$116,451

Tier I capital ratio	13.31%	13.19%	12.90%	10.93%	10.59%	8.57%	8.51%	7.72%
Total risk-based capital ratio	17.48%	17.43%	16.96%	15.13%	14.78%	12.30%	12.15%	11.34%
Tier I leverage ratio	12.43%	12.34%	12.17%	10.29%	10.27%	8.77%	9.08%	8.28%
Tier I common equity ratio	7.00%	7.01%	6.94%	4.50%	4.37%	5.18%	5.18%	5.74%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,318	$2,130	$2,899	$2,491	$2,739	$2,774	$2,853	$3,092
Available-for-sale and other securities	18,213	15,682	16,061	16,916	12,728	13,177	12,718	12,421
Held-to-maturity securities	355	356	357	358	360	360	361	353
Trading securities	355	1,079	1,354	1,407	1,191	915	241	184
Other short-term investments	3,369	1,126	513	1,587	3,578	229	286	517

Total cash and securities	24,610	20,373	21,184	22,759	20,596	17,455	16,459	16,567
Loans held for sale	2,067	2,063	3,341	2,602	1,452	1,000	889	2,573
Portfolio loans and leases	76,779	78,419	81,429	82,569	84,143	85,498	85,524	80,886

Total loans and leases	78,846	80,482	84,770	85,171	85,595	86,498	86,413	83,459
Allowance for loan and lease losses	(3,749)	(3,681)	(3,485)	(3,070)	(2,787)	(2,058)	(1,580)	(1,205)
Bank premises and equipment	2,400	2,426	2,440	2,490	2,494	2,470	2,444	2,265
Operating lease equipment	499	486	474	470	463	369	364	317
Goodwill	2,417	2,417	2,417	2,623	2,624	3,592	3,603	2,460
Intangible assets	106	119	133	154	168	188	203	143
Servicing rights	700	626	595	481	499	687	701	596
Other real estate owned	300	274	249	255	231	214	208	193
Other assets	7,251	7,218	7,207	7,980	9,881	6,879	6,160	6,601

Total assets	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396

Liabilities
Deposits:
Demand	$19,411	$17,666	$17,202	$16,370	$15,287	$14,241	$16,259	$14,949
Interest checking	19,935	15,168	14,630	14,510	14,222	13,251	14,002	14,842
Savings	17,898	17,098	16,819	16,517	16,063	15,955	16,602	16,572
Money market	4,431	4,378	4,193	4,353	4,689	5,352	6,806	7,077
Foreign office	2,454	2,356	2,244	1,671	2,144	1,999	2,174	2,354
Other time	12,466	13,725	14,540	14,571	14,350	11,778	9,839	9,883
Certificates - $100,000 and over	7,700	8,962	10,688	11,784	11,851	13,173	10,870	4,993
Other foreign office	10	5	504	6	7	1,711	864	731

Total deposits	84,305	79,358	80,820	79,782	78,613	77,460	77,416	71,401
Federal funds purchased	182	433	435	363	287	2,521	2,447	5,612
Other short-term borrowings	1,415	3,674	6,802	11,076	9,959	8,791	5,628	6,387
Other liabilities	3,474	3,425	4,125	3,812	5,243	3,879	3,684	4,603
Long-term debt	10,507	10,162	10,102	12,178	13,585	12,947	15,046	14,041

Total liabilities	99,883	97,052	102,284	107,211	107,687	105,598	104,221	102,044

Shareholders’ Equity
Common and preferred equity	13,457	13,603	13,752	12,180	12,208	10,986	11,138	11,537
Net unrealized gains (losses):
Available-for-sale securities	216	274	157	178	115	(47)	(132)	2
Qualifying cash flow hedges	105	108	95	76	88	41	34	64
Accumulated other comprehensive income related to employee benefit plans	(80)	(97)	(100)	(103)	(105)	(53)	(54)	(55)
Treasury stock, at cost	(201)	(200)	(204)	(229)	(229)	(231)	(232)	(2,196)

Total shareholders’ equity	13,497	13,688	13,700	12,102	12,077	10,696	10,754	9,352

Total liabilities & shareholders’ equity	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975	$111,396

Share Data
Preferred shares outstanding	152,771	152,771	152,771	180,620	180,620	53,550	53,550	9,250
Common shares outstanding, excluding treasury	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075
Treasury shares held	6,436,023	6,188,001	6,190,740	6,491,107	6,040,492	5,940,560	5,897,468	51,321,029

Quarterly Data

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$79,920	$82,888	$84,996	$85,828	$87,425	$85,772	$85,212	$84,912
Taxable securities	17,521	16,850	16,778	16,283	14,882	13,310	12,554	11,560
Tax exempt securities	205	246	242	262	288	315	364	403
Other short-term investments	1,143	969	742	1,290	513	890	445	634

Total interest-earning assets	98,789	100,953	102,758	103,663	103,108	100,287	98,575	97,509
Cash and due from banks	2,276	2,257	2,350	2,438	2,897	2,468	2,357	2,236
Other assets	14,084	13,724	13,907	15,364	15,090	13,683	12,370	12,477
Allowance for loan and lease losses	(3,644)	(3,481)	(3,137)	(2,784)	(2,142)	(1,654)	(1,204)	(931)

Total assets	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291

Liabilities
Interest-bearing liabilities:
Interest checking	$16,324	$14,869	$14,837	$14,229	$13,698	$13,843	$14,396	$14,836
Savings	17,540	16,967	16,705	16,272	15,960	16,154	16,583	16,075
Money market	4,279	4,280	4,167	4,559	4,983	6,051	6,592	6,896
Foreign office	2,516	2,432	1,717	1,755	1,876	2,126	2,169	2,443
Other time	13,049	14,264	14,612	14,501	13,337	10,780	9,517	10,884
Certificates - $100,000 and over	8,200	10,055	11,455	11,802	12,468	11,623	8,143	5,835
Other foreign office	51	95	240	247	1,090	395	2,948	3,861
Federal funds purchased	423	404	542	701	2,016	1,013	3,643	5,258
Other short-term borrowings	3,029	5,285	8,002	9,621	10,912	9,613	5,623	4,937
Long-term debt	10,404	10,108	11,130	12,531	13,101	14,392	14,803	13,328

Total interest-bearing liabilities	75,815	78,759	83,407	86,218	89,441	85,990	84,417	84,353
Demand deposits	18,137	17,059	16,689	15,532	14,602	14,225	14,023	13,208
Other liabilities	3,829	3,750	3,292	4,847	4,619	3,726	4,029	4,351

Total liabilities	97,781	99,568	103,388	106,597	108,662	103,941	102,469	101,912
Shareholders’ equity	13,724	13,885	12,490	12,084	10,291	10,843	9,629	9,379

Total liabilities & shareholders’ equity	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098	$111,291

Average loans and leases (excluding held for sale)	$77,601	$80,060	$81,573	$83,561	$86,369	$84,695	$83,537	$80,945
Average common shares outstanding:
Basic	790,441,911	790,334,226	629,789,476	571,810,034	571,809,026	571,705,319	540,029,899	528,497,585
Diluted	790,441,911	790,334,226	718,245,141	571,810,034	571,809,026	571,705,319	540,029,899	530,372,174

Quarterly Data

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$25,687	$26,215	$28,419	$28,627	$29,220	$29,424	$28,958	$27,937
Commercial mortgage	11,936	12,252	12,600	12,768	12,952	13,355	13,394	12,155
Commercial construction	3,871	4,268	4,641	4,930	5,114	6,002	6,007	5,592
Commercial leases	3,535	3,584	3,532	3,521	3,666	3,642	3,647	3,727

Subtotal - commercial	45,029	46,319	49,192	49,846	50,952	52,423	52,006	49,411
Consumer:
Residential mortgage	9,845	9,955	11,440	10,972	10,292	10,292	10,704	10,985
Home equity	12,174	12,377	12,511	12,710	12,752	12,599	12,421	11,803
Automobile loans	8,995	8,972	8,741	8,688	8,594	8,306	8,362	8,394
Credit card	1,990	1,973	1,914	1,816	1,811	1,688	1,717	1,686
Other consumer loans and leases	813	886	972	1,139	1,198	1,190	1,203	1,180

Subtotal - consumer	33,817	34,163	35,578	35,325	34,647	34,075	34,407	34,048

Total loans and leases	$78,846	$80,482	$84,770	$85,171	$85,599	$86,498	$86,413	$83,459

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$25,838	$27,416	$28,038	$28,968	$30,227	$28,284	$28,557	$26,617
Commercial mortgage	12,126	12,449	12,668	12,809	13,194	13,257	12,590	12,052
Commercial construction	4,134	4,475	4,842	5,115	5,990	6,110	5,700	5,577
Commercial leases	3,574	3,522	3,512	3,564	3,610	3,642	3,747	3,723

Subtotal - commercial	45,672	47,862	49,060	50,456	53,021	51,293	50,594	47,969
Consumer:
Residential mortgage	10,141	10,820	11,669	10,921	10,327	10,711	11,244	11,699
Home equity	12,291	12,452	12,636	12,763	12,677	12,534	12,012	11,846
Automobile loans	8,973	8,871	8,692	8,687	8,428	8,303	8,439	10,542
Credit card	1,982	1,955	1,863	1,825	1,748	1,720	1,703	1,660
Other consumer loans and leases	861	928	1,075	1,177	1,225	1,211	1,221	1,196

Subtotal - consumer	34,248	35,026	35,935	35,373	34,405	34,479	34,619	36,943

Total average loans and leases	$79,920	$82,888	$84,995	$85,829	$87,426	$85,772	$85,213	$84,912

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$2,642	$2,704	$2,387	$2,229	$1,696	$2,179	$1,670	$1,224
Nonaccrual loans held for sale	220	286	352	403	473	—	—	—
Restructured loans - commercial (non accrual) held for sale	4	2	—	—	—	—	—	—
Restructured loans and leases (non accrual) portfolio	305	243	200	167	80	50	56	43
Other assets, including other real estate owned	297	273	253	252	230	222	212	204

Total nonperforming assets	$3,468	$3,508	$3,192	$3,051	$2,479	$2,451	$1,938	$1,471

Ninety days past due loans and leases	$567	$992	$762	$733	$662	$671	$608	$539

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial loans and leases	$840	$826	$673	$704	$586	$573	$425	$311
Commercial mortgage	1,035	1,072	953	900	715	724	524	312
Commercial construction loans	741	820	837	736	578	636	537	408
Consumer mortgage and construction	412	379	360	346	279	221	166	156
Other consumer loans and leases	144	138	116	113	91	75	74	80

Total nonperforming loans and leases (including held for sale)	$3,172	$3,235	$2,939	$2,799	$2,249	$2,229	$1,726	$1,267

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(743)	$(796)	$(658)	$(521)	$(1,652)	$(481)	$(365)	$(293)
Recoveries	35	40	32	31	25	18	21	17

Net losses charged off	$(708)	$(756)	$(626)	$(490)	$(1,627)	$(463)	$(344)	$(276)